Exhibit 10.3

Far Eastern International Bank

Credit Terms / Financial Transaction Terms Agreement

(exclusively for corporate finance purpose)

Customer: Prime World International Holding Ltd. Taiwan Branch

Agreement No.: _____________________________

Credit Line: NTD 80,000,000

Term of Agreement: From April 11th, 2019 to April 11th, 2020

First utilization date: Before July 10th, 2019

Regional Supervisor:__________ Business Supervisor:__________ Handling Officer:__________

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Credit Terms / Financial Transaction Terms Agreement

This Agreement is made by and between the following parties:

Prime World International Holding Ltd. Taiwan Branch (the “Customer”)

Far Eastern International Bank Co., Ltd. (“FEIB”)

With reference to the Customer's application for loan / financial transaction service to FEIB, the Customer has requested and has further signed a

□Comprehensive Credit Facilities Master Agreement / □Comprehensive Financial Transaction Agreement /□ISDA. The Customer agree that aforementioned master agreement provides the general terms and conditions governing the financial transactions between the Customer. The Customer also agrees that without violating the nature of the transactions contemplated by this Agreement and applicable laws and regulations of the competent authority of FEIB, FEIB may, upon the application of the Customer, exchange New Taiwan Dollars for foreign currency in the equivalent amount and vice versa for disbursement of loans, at the spot selling rate then posted by FEIB as the exchange rate unless otherwise stipulated, while the relevant terms and conditions financial transactions. Now, therefore, the parties hereby agree as follows. However, if FEIB does not approve the commitment fees or fails to receive the approved commitment fees on schedule, or the creditworthiness of the Customer deteriorates or likely to deteriorate, FEIB may cancel any undrawn amount at any time and the Customer shall raise no objection.

Loan and Financial Transaction Terms and Conditions (for the purposes of this section, “the Bank” refers to FEIB):

I.	Credit Type and Facility

Short-term comprehensive credit line NTD 80,000,000 only (or equivalent in other currency), which includes the following types and their respective limits:

A.	Short-term loan: NTD 80,000,000 only
B.	Guarantees of commercial promissory notes: NTD 80,000,000 only
C.	Import financing: NTD 80,000,000 only (or equivalent in other currency)
D.	Export financing: NTD 80,000,000 only (or equivalent in other currency)

II.	Credit Period
1.	The credit period will remain effective one (1) year from the signing date of this agreement. Utilization shall be made within one year after the signing date of the agreement; provided, that the signing of the agreement shall be made within 90 days after the date of approval [of the facility] and that first utilization shall be made within 90 days after the signing date of the agreement. The Bank is entitled to reject any request if the above deadline is not met.
2.	Each utilization shall be repaid within 180 days.

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III.	Interest Rates and Service Fees
1.	Credit line establishment fee: 0.25% of the credit line; charged upon the first time of utilization.
2.	With respect to NTD, the interest will bear at a rate equal to the Bank’s published one-year fixed term time deposits rate plus 0.655% and calculated by a floating rate, with margin to be adjusted every three months and may be negotiated on a case-by-case basis based on the Bank’s funding status.
3.	With respect to US Dollars, interest rate shall be TAIFX3 for a period equal to the term of the utilization or the next longer tenor for which rates are quoted, plus 0.7% (tax cost may extra be charged), with margin to be adjusted every three months and may be negotiated on a case-by-case basis based on the Bank’s funding status.
4.	Annual Guarantee Handling Fee: 0.8%; calculated according to the actual number of days; charged at the beginning of the period.
5.	With respect to the issuance of letters of credit, a period of three months is regarded as one term. The service fee for the first term is 0.1%. The service fee for the second term is halved.
6.	The interest of other foreign currencies may be negotiated on a case-by-case basis based on the Bank’s funding cost.

IV.	Utilization
1.	May be utilized on a revolving basis.
2.	For Section I. C (Import financing) and D (Export financing), loans will be fully issued and utilized when INVOICE or other related documents are provided.

V.	Repayment
1.	For Section I. A (Short-term loan), the interest is paid monthly and the principal shall be repaid upon maturity.
2.	For Section I. B (Guarantees of commercial promissory notes) shall be repaid upon maturity.
3.	For Section I. C (Import financing) and D (Export financing), the principal and interest shall be repaid upon maturity.

VI.	Line of Credit Promissory Note

The Borrower shall issue a promissory note in the amount of the facility extended hereunder and deliver same to the Bank.

VII.	Others

1.	The Borrower‘s headquarters company, Prime World International Holdings., Ltd., shall provide a document to certify their consent on the loan request of the Borrower.
2.	The Borrower‘s parent company, Applied Optoelectronics, Inc., shall issue a Letter of Support.
3.	Other matters not mentioned herein shall be governed by the Bank's stipulations on credit granting.

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Date of verification	Place of verification	Verified by (signature)
April 11th, 2019	No.18, Gong 4th Rd., Gong’er Industrial Park, Linkou Dist., New Taipei City

Signed by:

Far Eastern International Bank:

Representative:

Company I.D.:

Address:

Fax No.:

Customer: Prime World International Holding Ltd. Taiwan Branch (Registered seal and signature affixed in person)

Representative: Lin, Chih-Hsiang

Company I.D.:28410552

Address: No.18, Gong 4th Rd., Gong’er Industrial Park, Linkou Dist., New Taipei City

Fax no.:

Customer: (Registered seal and signature affixed in person)

Representative:

Company I.D.:

Address:

Fax no.:

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Customer and Security Provider:

(Registered seal and signature affixed in person)

Representative:

Company I.D.:

Address:

Fax no.:

Customer and Security Provider:

(Registered seal and signature affixed in person)

Representative:

Company I.D.:

Address:

Fax no.:

Security Provider: (Registered seal and signature affixed in person)

Representative:

Company I.D.:

Address:

Fax no.:

Security Provider: (Registered seal and signature affixed in person)

Representative:

Company I.D.:

Address:

Fax no.:

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Note 1:	If a party to this Agreement is a minor or other person without full legal capacity, this Agreement shall be signed in person by his legal representative.

Note 2:	For the purposes of this Agreement, the security provider refers to a person providing security other than in the form of such negotiable securities as stocks, bonds, certificates of deposit, or beneficial certificates. Persons providing security in the form of such negotiable securities as stocks, bonds, certificates of deposit, or beneficial certificates shall submit a security provision agreement as required.

Note 3:	For the resolution of disputes and avenues of complaints arising out of this Agreement, please refer to the FEIB website.

Date: April 11th, 2019

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